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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                _________________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 18, 2003


                                _________________


                             MEADE INSTRUMENTS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                       0-22183               95-2988062
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (IRS EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)

       6001 OAK CANYON, IRVINE, CA                                 92618
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (949) 451-1450
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                _________________


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On September 18, 2003, Meade Instruments Corp. issued a press release announcing its operating results for the quarterly period ended August 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  SEPTEMBER 18, 2003            MEADE INSTRUMENTS CORP.



                                               /S/ MARK D. PETERSON
                                      -----------------------------------------
                                                   MARK D. PETERSON
                                      SENIOR VICE PRESIDENT AND GENERAL COUNSEL

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                                INDEX OF EXHIBITS


Number        Exhibit
------        -------

99.1          Press release, dated September 18, 2003, issued by Meade
              Instruments Corp.